Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Kobex Minerals Inc. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2012,  as amended by this Amendment No. 1 on Form 20/F/A, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alfred Hills, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Alfred Hills
_________________________________
Alfred Hills
Chief Executive Officer
Principal Executive Officer
April 4, 2013

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.  The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the amended annual report or as a separate disclosure document.